                                                                      EXHIBIT 21
                    GEORGIA-PACIFIC CORPORATION SUBSIDIARIES
                               AS OF March 1, 2002

         The following table lists each subsidiary of Georgia-Pacific Corporation indented under the name of its immediate parent, the percentage of each subsidiary's voting securities beneficially owned by its immediate parent and the jurisdiction under the laws of which each subsidiary was organized:

                                                                                   % of Voting
Name                                                                               Securities    Jurisdiction
----                                                                               -----------   ------------
Georgia-Pacific Corporation                                                              -       Georgia
A)    175 Peachtree, LLC                                                               100       Georgia
B)    Arbor Property and Casualty Limited                                              100       Bermuda
C)    Arkansas Louisiana & Mississippi Railroad Company                                100       Delaware
D)    Ashley, Drew & Northern Railway Company                                          100       Arkansas
E)    Blue Rapids Railway Company                                                      100       Kansas
F)    Brown Board Holding, Inc.                                                        100       Delaware
G)    Brunswick Pulp & Paper Company                                                   100       Delaware
H)    Brunswick Pulp Land Company, Inc.                                                100       Delaware
I)    CeCorr, Inc.                                                                     100       Indiana
J)    Color-Box, LLC                                                                   58/1/     Georgia
K)    Fordyce and Princeton R. R. Co.                                                  100       Arkansas
L)    ForestExpress, LLC                                                             33.33/2/    Delaware
M)    Fort James Corporation                                                           100       Virginia
      1)   Fort James International Holdings, Ltd.                                    88.8/3/    Virginia
           a)  Brusara Participacoes Ltda.                                            99.99/4/   Brazil
           b)  China Tissue Co. Ltd.                                                   50        British Virgin Islands
               i) Shanghai Cimic Fort James Tissue Co. Limited                        98.2/5/    People's Republic of China
           c)  Crown Zellerbach AG Zug                                                 95        Switzerland
           d)  Crown Zellerbach Interamerica, Inc.                                     100       Panama
           e)  Fort James Alberta Ltd.                                                 100       Alberta
           f)  Fort James Canada, Inc.                                                 100       Canada
               i) Canada Cup (1994) Inc.                                               100       Canada
               ii)Dixie Canada Corp.                                                   100       Canada
           g)  Fort James de Mexico S.A. de C.V.                                    99.95238     Mexico
           h)  Fort James Healthcare Management Corporation                            100       Delaware
           i)  Fort James Holding de Mexico, S.A. de C.V.                           99.98/6/     Mexico
               i) Manufacturas Fort James de Mexico, S.A. de C.V.                  99.998/7/     Mexico

--------------------

1 58% of Color-Box, LLC is owned by Georgia-Pacific Corporation and 42% is owned by Chesapeake Display & Packaging Company.
2 Georgia-Pacific Corporation, International Paper Company and Weyerhaeuser Company are all members of ForestExpress, LLC with each holding a 33.33% interest.
3 Fort James Corporation owns 88.8% of Fort James International Holdings, Ltd. And Fort James Operating Company owns 11.2%.
4 Fort James International Holdings, Ltd. owns 99.99% of Brusara Participacoes Ltda and Fort James Corporation owns .001%.
5 China Tissue Co., Ltd. owns 98.2% of Shanghai CIMIC Fort James Tissue Co., Limited and Shanghai Min. Ying Industrial Co. owns 1.8%.
6 Fort James International Holdings, Ltd. owns 99.98% of Fort James Holding de Mexico, S.A. de C.V. and Fort James Operating Company owns .002%.


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
                                                                                  % of Voting
Name                                                                               Securities    Jurisdiction
----                                                                               -----------   ------------
               ii) Fort James S.A. de C.V.                                      99.998/8/    Mexico
           j)  Fort James Investment S.a.r.l.                                      100       US/Luxembourg
           k)  Fort James S.a.r.l.                                                 100       Luxembourg
               i) Fort James B.V.                                                  100       The Netherlands
                  I)  Fort  James Europe Limited                                   100       United Kingdom
                 II)  Fort James France S.A.S.                                     100       France
                III)  Fort James France s.c.a.                                    97.7/9/    France
                      1)  Fort James Belux S.P.R.L.                                100       Belgium
                      2)  Fort James Brionne S.A.S.                              99.99/10/   France
                      3)  Laboratoires Polive S.N.C.                                50       France
                      4)  Sodipan S.C.A.                                           100       France
                          a) Sodipan Transformation S.A.R.L.                       100       France
                      5)  Sodipan S.N.C.                                           100       France
                      6)  Vania Expansion S.N.C.                                    50       France
                          a) Etablissements Ruby S.A.                               90       France
                      7)  Wear Safe (Malaysia) SDN, BHD                             60       Malaysia
                 IV)  Fort James Hellas S.A.                                       100       Greece
                  V)  Fort James Ireland Limited                                   100       Ireland
                      1) Handi-Pak Distributors Limited                            100       Ireland
                 VI)  Fort James Italia S.r.l.                                     100       Italy
                VII)  Fort James Nederland                                         100       The Netherlands
                      1)  Fort James Belgium B.V.B.A.                              100       Belgium
                      2)  Fort James Deutsch-Land GmbH                             100       Germany
               VIII)  Fort James S.P.R.L.                                          100       Belgium
                 IX)  Fort James S.P.R.L. S. Comp.A.                               100       Spain
                  X)  Fort James Services S.N.C.                                 99.9/11/    Belgium
                 XI)  Fort James Suomi OY                                          100       Finland
                      1)  Fort James Danmark A/S                                   100       Denmark
                      2)  Fort James Norge AS                                      100       Norway
                      3)  Fort James Sverige AB                                    100       Sweden
                      4)  Ikaalisten Teollisuuspal-Velu oy                         100       Finland
                      5)  James River EESTI AS                                     100       Estonia
                      6)  Nokian Palkallispal-Velutoy                              100       Finland
                      7)  Zao Fort James                                           100       Russia
             XII)  Fort James UK Limited                                           100       United Kingdom
                      1)  British Tissues Limited                                  100       England
                      2)  Fort James Group Services Limited                        100       United Kingdom
                      3)  Fort Sterling Limited                                    100       England
                          a)   Stuart Edgar                                        100       England
                      4)  Troy Fibers Limited                                      100       United Kingdom
            XIII)     Ipek Kagit A.S.                                               50       Turkey
           l)  Jarapar Participacoes Ltda.                                       99.99/12/   Brazil
           m)  St. Francis Insurance Co. Ltd.                                      100       Bermuda

--------------------
7 Fort James Holding de Mexico, S.A. de C.V. owns 99.998% of Manufacturas Fort James de Mexico, S.A. de C.V. and Fort James International Holdings, Ltd. owns .002%.
8 Fort James Holding de Mexico, S.A. de C.V. owns 99.998% of Fort James S.A. de C.V. and Fort James International Holdings, Ltd. owns .002%.
9 Fort James B.V. owns 97.7% of Fort James France s.c.a. and Fort James S.P.R.L. owns 2.3%.
10 Fort James France s.c.a owns 99.99% of Fort James Brionne SAS and Fort James S.P.R.L. owns .01%.
11 Fort James B.V. owns 99.9% of Fort James Services S.N.C. and Fort James S.P.R.L. owns 1%.
12 Fort James International Holdings, Ltd. owns 99.99% of Jarapar Participacoes Ltda and Fort James Corporation owns .001%.


                                                                                   % of Voting
Name                                                                               Securities    Jurisdiction
----                                                                               -----------   ------------

     2)   Fort James Maine, Inc.                                                       100          Maine
     3)   Fort James Operating Company                                                 100          Virginia
          a)  Ecosource Corp.                                                          100          Delaware
          b)  Fort James Camas L.L.C.                                                  100          Washington
          c)  Fort James Fiber Canada Corporation                                      100          Ontario
          d)  Fort James Green Bay L.L.C.                                              100          Wisconsin
          e)  Fort James Northwest L.L.C.                                              100          Oregon
                 I)Harmon Associates Ltd.                                              100          Ontario
              Ii) Harmon International Limited                                         100          United Kingdom
          f)  Prim Company L.L.C.                                                      100          Wisconsin
          g)  West Mason, Inc.                                                         100          Delaware
          h)  Swanson Wiper Corporation                                                100/13/      Wisconsin
     4)       Naheola Cogeneration Limited Partnership                                  99/14/      Delaware
N)   G-P Gypsum Corporation                                                            100          Delaware
     1) KMHC, Incorporated                                                             100          California
          a)  Compania Occidental Mexicana, S.A. de C.V.                                49          Mexico
0)   G-P Maine, Inc.                                                                   100          Delaware
P)   G-P Receivables, Inc.                                                             100          Delaware
Q)   Georgia-Pacific (Bermuda) Finance Ltd.                                           1000          Bermuda
R)   Georgia-Pacific Childcare Center, LLC                                             100          Georgia
S)   Georgia-Pacific Development Company                                               100          Delaware
     1)  Dunes West Joint Venture, A Partnership                                       100/15/      South Carolina
         a)  Dunes West Recreation Association, Inc.                                   100          Delaware
T)   Georgia-Pacific Foreign Holdings, Inc.                                            100          Delaware
U)   Georgia-Pacific Holdings, Inc.                                                    100          Delaware
V)   Georgia-Pacific Investment Company                                                100          Oregon
W)   Georgia-Pacific Resins, Inc.                                                      100          Delaware
X)   Georgia-Pacific Shared Services Corp.                                             100          Delaware
Y)   Georgia-Pacific Tissue, LLC                                                        95/16/      Delaware
     1)  Wisconsin Tissue Management, LLC                                              100          Delaware
Z)   Georgia-Pacific Tissue Real Estate Company, LLC                                   100          Delaware
AA)  Georgia-Pacific West, Inc.                                                        100          Oregon
     1)  Aztec Trading Company, S.A.                                                   100          Panama
     2)  Flakeboard, Inc.                                                              100          Oregon
         a) G-P Flakeboard Company                                                      67/17/      Ontario
     3)  GPMF, Inc.                                                                    100          Delaware
     4)  G-P Canada Finance Company                                                    100          Nova Scotia
     5)  G-P Canada Holdings, Limited                                                  100          Nova Scotia
         a) Beaverwood Finance Company                                                 100          Nova Scotia
         b) Georgia-Pacific Canada, Inc.                                               100          Ontario
            i) Flakeboard Canada Incorporated                                          100          Nova Scotia
           ii) Georgia-Pacific (Barbados), Limited                                     100          Barbados
     6)  G-P Latin America, Incorporated                                               100          Barbados
         a) Inversiones Georgia-Pacific                                                 99/18/      Barbados

----------------------
13 Fort James Operating Company owns 100% of the preferred stock of Swanson
   Wiper Corporation and 50% of the common stock.
14 Fort James Pennington, Inc. owns 99% of Naheola Cogeneration, Limited
   Partnership and Naheola Cogeneration, Inc. owns 1%.
15 50% of the partnership of Dunes West Joint Venture is owned by Georgia-
   Pacific Development Company and 50% is owned by Georgia-Pacific Investment Company.
16 95% of Georgia-Pacific Tissue, LLC is owned by Georgia-Pacific Corporation and 5% is owned by Wisconsin Tissue Mills, Inc.
17 67% of G-P Flakeboard Company is owned by Flakeboard, Inc. and 33% is owned by F.B.F. Corporation.


                                                                                   % of Voting
Name                                                                               Securities    Jurisdiction
----                                                                               -----------   ------------


       7)     Georgia-Pacific Asia, Inc.                                               100       Delaware
              a) Georgia-Pacific-Asia (H. K.) Limited                                  100/19/   Hong Kong
       8)     Georgia-Pacific Building Materials Sales, Ltd.                           100       New Brunswick
       9)     Georgia-Pacific de Mexico, S. de R. L. de C. V.                          100/20/   Mexico
      10)     Georgia-Pacific Finance, LLC                                             100       Delaware
      11)     Georgia-Pacific Foreign Sales Corporation                                100       Barbados
      12)     Georgia-Pacific NZ Holdings, LLC                                         100       Delaware
              a)  G-P Securities Company                                               100       New Zealand
              b)  Georgia-Pacific Global Corporation                                   100       Oregon
                  i) GPSP, Inc.                                                        100       Delaware
              c)  Georgia-Pacific NZ Company                                           100       New Zealand
      13)     Georgia-Pacific U.K. Limited                                             100       England
      14)     Georgia Steamship Company, Inc.                                          100       Delaware
      15)     Pulpsource GmbH                                                           90/21/   Switzerland
      16)     St. Croix Pulpwood, Limited                                              100       New Brunswick
AB)   Georgia Temp, Inc.                                                               100       Delaware
AC)   Gloster Southern Railroad Company                                                100       Delaware
AD)   Great Northern Nekoosa Corporation                                               100       Maine
      1)      Chattahoochee Industrial Railroad                                        100       Georgia
      2)      Envases Industriales de Costa Rica, S.A.                               33.33/22/   Costa Rica
      3)      Fipasa-Fibras Panama, S.A.                                                50       Panama
      4)      Great Southern Paper Company                                             100       Georgia
      5)      Industria Panamena de Papel, S.A.                                         50       Panama
      6)      Leaf River Forest Products, Inc.                                         100       Delaware
              a)    LRC Timber, Inc.                                                   100       Delaware
              b)    LRFP Timber, Inc.                                                  100       Delaware
              c)    Old Augusta Railroad Company                                       100       Mississippi
      7)      Nekoosa Packaging Corporation                                            100       Delaware
              a)    G-P Total Packaging Solutions, Inc.                                100       Delaware
      8)      Nekoosa Papers Inc.                                                      100       Wisconsin
              a)    Georgia-Pacific Britain, L.L.C.                                    100/23/   Delaware
AE)   Millennium Packaging Solutions, LLC                                               50/24/   Delaware
      1)      NATC California Holdings, LLC                                            100       Delaware
              a)    NATC California, LLC                                               100       Delaware
AF)   Phoenix Athletic Club, Inc.                                                      100       Georgia
AG)   Saint Croix Water Power Company, The                                             100       New Brunswick
AH)   Southwest Millwork and Specialties, Inc.                                         100       Delaware
      1)      Maderas Howrey S. A. de C. V.                                            100/25/   Mexico

--------------------
18 99% of Inversiones Georgia-Pacific (Group 1 841) is issued to G-P Latin America. Incorporated and 1% is issued to Georgia-Pacific (Barbados) Limited.
19 90% of Georgia-Pacific Asia (H.K.) Limited is owned by Georgia-Pacific Asia, Inc. and 10% is owned by Unisource International, Inc.
20 Georgia-Pacific de Mexico, S. de R.L. de C.V. is owned by both Georgia-Pacific West, Inc. and Georgia-Pacific Investment Company.
21 90% of Pulpsource GmbH is owned by Georgia-Pacific West, Inc. and 10% is owned by Unisource International, Inc.
22 33.33% of Envases Industriales de Costa Rica, S.A. is owned by Great Northern Nekoosa Corporation and 66.67% is owned by Del Monte Fresh Produce International, Inc.
23 90% of Georgia-Pacific Britain, L.L.C. is owned by Nekoosa Papers Inc. and 10% is owned by Great Northern Nekoosa Corporation.
24 50% of Millennium Packaging Solutions, LLC is owned by Georgia-Pacific Corporation and 50% is owned by National Packaging Solutions Group.


                                                                                   % of Voting
Name                                                                               Securities    Jurisdiction
----                                                                               -----------   ------------
AI)   Sprague's Falls Manufacturing Company (Limited), The                             100       New Brunswick
AJ)   St. Croix Water Power Company                                                    100       Maine
AK)   Tomahawk Land Company                                                            100       Delaware
AL)   Unisource Worldwide, Inc.                                                        100       Delaware
      1)   Alco Realty, Inc.                                                           100       Delaware
           a)  Alco Canada Realty Ltd.                                                 100       Alberta
               i)   Braces Properties Corporation                                       50       Canada
      2)   BRT, Inc.                                                                   100       Delaware
      3)   Packaging Concepts International Corp.                                      100       New Jersey
      4)   Paper Corporation of North America                                          100       Delaware
           a)  Unisource Canada, Inc.                                                  100       Ontario
           b)  Unisource Distribudora, S.A. de C.V.                                    100       Mexico
               i)   Servicios Corporativos, Unisource, S.A. de C.V.                   99.9/26/   Mexico
               ii)  Unisource del Centro, S.A. de C.V.                                99.9/27/   Mexico
               iii) Unisource Empaque, S.A. de C.V.                                   99.9/28/   Mexico
      5)   Portfolio Receivables, Inc.                                                 100       Delaware
           a)  Portfolio Receivables, LLC                                              100       Delaware
      6)   UniMadison, Inc.                                                            100       Wisconsin
      7)   Unisource Capital Corporation                                               100       Delaware
      8)   The Unisource Corporation                                                   100       Texas
      9)   Unisource Holdings, Inc.                                                    100       Delaware
      10)  Unisource International, Inc.                                               100       Delaware
           a)  Unisource International Handelgesellschaft m.b.H.                        99       Austria
           b)  Unisource International Hong Kong Limited                                99       Hong Kong
           c)  Unisource International Limited                                          99       Jamaica
           d)  Unisource International (South East Asia) PTE Limited                    99       Singapore
           e)  Unisource Planeacion, S.A. de C.V.                                       99       Mexico
           f)  Unisource Servicios, S.A. de C.V.                                       100       Mexico
      11)  Unisource Realty, Inc.                                                      100       Delaware
      12)  Unisource Sales Corporation                                                 100       Delaware
AM)   XRS, Inc.                                                                        100       Delaware

--------------------
25 99.6% of Maderas Howrey S.A. de C.V. is issued to Southwest Millwork and Specialties, Inc. and the remaining .4% is issued to Georgia-Pacific Shared Services Corp., Georgia-Pacific Holdings, Inc, Georgia-Pacific Pulpwood Company and Georgia-Pacific West, Inc. in equal parts. 100% of Series B stock and 100% of Series C stock are issued to Southwest Millwork and Specialties, Inc.
26 99.9% is owned by Unisource Distribudora, S.A. de C.V. and .01% is owned by Unisource Servicios S.A. de C.V.
27 99.9% is owned by Unisource Distribudora, S.A. de C.V. and .01% is owned by Unisource Servicios S.A. de C.V.
28 99.9% is owned by Unisource Distribudora, S.A. de C.V. and .01% is owned by Unisource Servicios S.A. de C.V.